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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of Hanmi Financial Corporation on Form S-8 of our report dated February 16, 2001 appearing in this Annual Report on Form 10-K of Hanmi Financial Corporation for the year ended December 31, 2002.

/s/Deloitte & Touche LLP
Los Angeles, California

March 24, 2003